UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2019

Aqua America, Inc.

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	001-06659 (Commission File Number)	23-1702594 (I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

__________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTR	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on May 2, 2019, the shareholders of Aqua America, Inc. (the “Company”) approved the Amended and Restated Omnibus Equity Compensation Plan (the “Plan”), which extended the term of the Plan for ten years and made other updating changes as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 22, 2019 (the “Proxy Statement”).

A summary of the Plan is set forth in the Proxy Statement. That summary and the foregoing description of the Plan are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 2, 2019 at the Omni Richmond Hotel, 100 South 12th Street, Richmond, Virginia 23219 pursuant to the Notice sent, on or about March 22, 2019, to all shareholders of record at the close of business on March 4, 2019. At the Annual Meeting:

1. The following nominees were elected as directors of the Company to serve for one-year terms and until their successors are elected and qualified. The votes received are set forth adjacent to the names below:

Name of Nominee	For	Withheld
Elizabeth B. Amato	110,617,101	1,852,039
Nicholas DeBenedictis	110,613,823	1,855,317
Christopher H. Franklin	107,265,814	5,203,326
Daniel J. Hilferty	101,458,699	11,010,441
Ellen T. Ruff	108,424,425	4,044,715
Lee C. Stewart	111,129,327	1,339,813
Christopher Womack	111,311,124	1,158,016

There were 40,155,100 broker non-votes recorded for each nominee.

2. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2019 fiscal year, was ratified by the following vote of shareholders:

For	Against	Abstain
149,786,385	2,199,368	638,487

There were no broker non-votes for the ratification of the independent registered public accounting firm.

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3. The advisory vote to approve the compensation paid to the Company’s named executive officers for 2018 as disclosed in the Company’s Proxy Statement for the Annual Meeting was approved by the following vote of shareholders:

For	Against	Abstain	Broker Non-Votes
73,181,595	36,215,656	3,071,889	40,155,100

4. The Amended and Restated Omnibus Equity Compensation Plan was approved by the following vote of shareholders:

For	Against	Abstain	Broker Non-Votes
106,221,800	4,305,910	1,941,430	40,155,100

Item 8.01 Other Events

As described in Item 5.07 above, Christopher Womack, a first-time director nominee, was elected to the Board of Directors (the “Board”) of the Company by the shareholders at the Annual Meeting. Following the Annual Meeting, the Board appointed Mr. Womack to the Audit Committee and the Executive Compensation Committee.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Aqua America, Inc. Amended and Restated Omnibus Equity Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.

May 3, 2019	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel and Secretary

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